SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2006

ACIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49724	91-2079553
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wall Street, Suite 1620, New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 361-5540

Not Applicable
(Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 15, 2006, Harrison Fisher, the Senior Vice President-Sales and Marketing of Acies Corporation (the “Company”), tendered his resignation, effective August 24, 2006. The Company is in the process of interviewing candidates to succeed Mr. Fisher and plans to file a current report on Form 8-K when it appoints a successor to Mr. Fisher.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACIES CORPORATION

Date: August 16, 2006	By:	/s/ Oleg Firer
Name: Oleg Firer
Title: President and Chief Executive Officer